UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01           Other Events.

On February 23, 2017, Viacom Inc. (the “Company”) announced that it had agreed to issue and sell $650,000,000 aggregate principal amount of 5.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2057 (the “NC5 Debentures”) and $650,000,000 aggregate principal amount of 6.250% Fixed-to-Floating Rate Junior Subordinated Debentures due 2057 (the “NC10 Debentures” and, together with the NC5 Debentures, the “Securities”). In connection with the issuance and sale of the Securities, on February 23, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule 1 thereto. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-207648) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1.

On February 28, 2017, in connection with the closing of the sale of the Securities, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), entered into a twentieth supplemental indenture (the “Twentieth Supplemental Indenture”) to the Indenture, dated as of April 12, 2006, between the Company and the Trustee. The Twentieth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report. Copies of the opinions of Shearman & Sterling LLP relating to the legality of the Securities and certain tax matters are filed as Exhibits 5.1 and 8.1, respectively, to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01           Financial Statements and Exhibits.

(d)       Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated February 23, 2017, among Viacom Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Twentieth Supplemental Indenture, dated as of February 28, 2017, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the Securities).

5.1	Opinion of Shearman & Sterling LLP.

8.1	Tax Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibits 5.1 and 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: February 28, 2017

Exhibit Index

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated February 23, 2017, among Viacom Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Twentieth Supplemental Indenture, dated as of February 28, 2017, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the Securities).

5.1	Opinion of Shearman & Sterling LLP.

8.1	Tax Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibits 5.1 and 8.1).

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